Exhibit 99.1

X-energy, a Leading Developer of Small Modular Nuclear Reactor and Fuel Technology for Clean

Energy Generation, to Go Public via Business Combination with Ares Acquisition Corporation

•	X-energy is developing a more advanced small modular reactor (“SMR”) and proprietary fuel that can safely and efficiently deliver affordable zero-carbon energy to people around the world.

•	X-energy’s intrinsically safe SMR and fuel design greatly expands applications and markets for deployment of nuclear technology relative to other SMRs and conventional nuclear.

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X-energy’s technology significantly enhances the applicability for zero-carbon nuclear energy generation with a serviceable addressable market expected to reach approximately $500 billion by 2040 and increase to approximately $1 trillion by 2050.

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Supported by $1.2 billion of funding from the U.S. Department of Energy and a growing pipeline of potential blue-chip global customers, X-energy is a frontrunner in the deployment of advanced SMRs across North America and Europe.

•	Estimated pre-money equity value of approximately $2 billion for X-energy with existing X-energy equity holders rolling 100% of their interests into the combined company.

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Institutional and strategic investors have invested or committed $120 million in financing, which includes $75 million from Ares Management and $45 million from Ontario Power Generation and Segra Capital Management. They join existing strategic investors Dow and Curtiss-Wright Corporation.

ROCKVILLE, MD and NEW YORK – December 6, 2022 – X Energy Reactor Company, LLC (“X-energy” or the “Company”), a leading developer of small modular nuclear reactors and fuel technology for clean energy generation, and Ares Acquisition Corporation (NYSE: AAC) (“AAC”), a publicly-traded special purpose acquisition company, announced today that they have entered into a definitive business combination agreement.

The combination will establish X-energy as a publicly-traded, developer of a more advanced small modular reactor (“SMR”) and proprietary fuel that supports the transition to clean, affordable energy through enhanced safety, lower cost, scalability and broader industrial applications. X-energy’s entry into the public markets is expected to accelerate its growth strategy through additional investment opportunities and financial flexibility as well as differentiated sponsorship by Ares Management Corporation (NYSE: ARES) (“Ares”), a leading global alternative investment manager.

A Leading Developer of Advanced SMR and Fuel Technology

X-energy is advancing nuclear energy generation through its latest-generation high-temperature gas-cooled reactor (“HTGR”), the Xe-100, and its proprietary tri-structural isotropic (“TRISO”) encapsulated particle fuel, TRISO-X. Representing the next stage in the evolution of nuclear energy technology, the pioneering design of the Xe-100 couples its scalability, innovative modularity, enhanced safety and higher temperature capabilities with decades of HTGR research and operating experience. The Xe-100 can also uniquely address a broader range of uses and applications compared with conventional nuclear reactors. This specifically includes applications that currently rely on fossil fuels to produce steam and heat for processes like manufacturing, petroleum refining and hydrogen production.

The Xe-100 is engineered to operate as a single 80-megawatt (“MWe”) unit and is optimized as a four-unit plant delivering 320 MWe. With load-following capabilities, the Xe-100 can support intermittent renewable (solar and wind) and other clean energy options with reliable baseload generation.

The reactors are fueled by X-energy’s TRISO-X fuel, both of which are designed to be intrinsically safe. TRISO fuel has a more than 40-year demonstrated track record through prototype and full-scale reactors and has been called “the most robust nuclear fuel on earth” by the U.S. Department of Energy. By developing the proprietary TRISO-X fuel, X-energy has further enhanced the safety of the product and can ensure steadier supply and greater quality control.

In addition to its reactors and fuel, X-energy intends to provide a full suite of value-added services, including project planning, regulatory support, assembly and construction coordination, procurement support, and long-term maintenance and operations services during the lifetime of its reactors.

Key Investment Highlights

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Advanced Modular Technology: The Xe-100’s radically simplified modular design is road-shippable and intended to drive scalability, accelerate construction timelines and create more predictable and manageable construction costs.

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Intrinsically Safe Design: TRISO-X fuel is designed to be intrinsically safe under the most adverse conditions by acting as its own waste containment vessel. In addition, X-energy expects that an Xe-100 four-reactor plant will require significantly less land area for its entire site-bounded emergency planning zone compared to typical large-scale nuclear facilities.

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Broader Applications for Decarbonization: Unlike existing nuclear reactors and many under-development competitor alternatives, X-energy’s HTGR technology can support broad industrial use applications through its high-temperature heat and steam output. In addition, it can integrate into and address the needs of both large and regional electricity systems through more efficient load ramping – down to or up from 40% power in 12 minutes.

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Significant Serviceable Addressable Market (“SAM”) for Advanced Nuclear: In the U.S., Canada and the U.K. alone, 67 gigawatts of capacity from SMRs will need to be installed by 2040 to offset the retirement of existing coal and fossil fuel facilities and meet expected growth in energy demand. This represents a potential revenue opportunity of approximately $500 billion for X-energy by 2040, which is expected to increase to approximately $1.0 trillion by 2050. The Xe-100’s versatility expands the addressable market beyond power generation to also include industrial heat and other important decarbonization applications.

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Attractive Business Model: X-energy’s CapEx-light, services-driven business model includes technology licensing, fuel sales and long-term recurring service offerings and is expected to generate consistent and recurring revenue, strong operating margins and robust free cash flow.

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Experienced and Innovative Team: X-energy is led by a forward-thinking team with an average of more than 25 years of experience in the nuclear and/or energy sectors. X-energy’s management team has deep capabilities in design, operations, government relations and public markets and is supported by more than 120 team members with advanced degrees in engineering and science.

A Strong, Prospective Customer Pipeline and Significant Bi-Partisan Support

X-energy’s prospective customer pipeline includes approximately 30 potential unique customers across a variety of use cases and geographies covering the North America and Europe. Key examples include:

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Ontario Power Generation Inc. (“OPG”), one of North America’s largest clean power producers. Framework agreement signed in July 2022 to pursue opportunities to deploy Xe-100 advanced reactors in Ontario at industrial sites and identify further potential end users and sites throughout Canada.

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Dow. Letter of intent signed in August 2022 to build the Xe-100 and provide cost-competitive, carbon-free process heat and power to a Dow facility on the Gulf Coast. This is the first time an industrial manufacturer has announced its intention to deploy SMRs in its operations.

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Grant County Public Utility District (WA) and Energy Northwest. Memorandum of understanding signed in April 2021 to support the development and commercial demonstration of the first advanced nuclear reactor in the U.S.

Underpinning this demand is a supportive regulatory backdrop in the U.S., where there is strong bi-partisan support for nuclear power. In 2020, X-energy was selected by the U.S. Department of Energy to receive $1.2 billion in federal funding as part of the Advanced Reactor Demonstration Program. The funding is intended to provide significant financial support for the delivery of a first-of-a-kind commercial advanced nuclear plant and TRISO-X fuel fabrication facility. In 2022, the Inflation Reduction Act and Infrastructure Investment and Jobs Act allocated hundreds of billions of dollars to the clean energy sector, with the former providing tax credits of up to 50% of initial capital costs for advanced nuclear reactors.

Leadership Commentary

“We founded X-energy in 2009 because the world needs energy solutions that are clean, safe, secure and affordable,” said Kam Ghaffarian, Ph. D., Founder and Executive Chairman of X-energy. “Since then, it has become even more evident that nuclear energy is the only viable technology that can provide the reliable, zero-carbon power generation critical to advancing the energy transition. We are thrilled to have the support of Ares, which we believe will accelerate X-energy’s ability to deliver among the most advanced nuclear technology to benefit communities around the world.”

“We see a significant addressable market opportunity given the rapidly growing demand to accelerate the decarbonization of power and provide greater energy security,” said J. Clay Sell, Chief Executive Officer of X-energy. “We have assembled a world-class team that shares a deep passion for our work, and we believe X-energy’s technology is distinctly positioned to support the delivery of nuclear energy at scale to meet the needs of customers, consumers and businesses globally. The commitments from Ares and our commercial partners reflect their confidence in our business and our team. I appreciate their continued collaboration to help us achieve our objectives.”

“Ares and X-energy share a strong commitment to driving the transition to a lower-carbon economy through innovation in climate infrastructure,” said David Kaplan, Co-Chairman and Chief Executive Officer of AAC, Co-Founder of Ares and Co-Chairman of the Ares Private Equity Group. “As an early mover in developing proprietary nuclear technology and backed by an attractive business model and veteran leadership team, we believe that X-energy is well-positioned to become a leader in the global clean energy generation market. We look forward to contributing Ares’ significant investment and value creation experience, global ESG focus and deep understanding of the public markets to support X-energy’s vision to deliver a positive impact and long-term value creation.”

Transaction Overview

The business combination ascribes a pre-money equity value of approximately $2.0 billion to X-energy. Existing X-energy equity holders will roll 100% of their existing equity interests into the combined company. In addition, the combined company will receive approximately $1 billion of cash held in AAC’s trust account, assuming no redemptions by AAC shareholders. Institutional and strategic investors have also invested or committed $120 million in financing. This includes an invested private round of financing, which comprises $30 million from Ares and $45 million from OPG and Segra Capital Management, a leading nuclear energy-focused hedge fund, as well as an additional commitment of $45 million from Ares to be invested concurrent with the closing of the transaction. X-energy also received approximately $58 million of interim financing throughout 2022 from existing strategic investors, including Dow and Curtiss-Wright Corporation. Immediately following the consummation of the transaction and assuming none of AAC’s existing shareholders exercise their redemption rights, X-energy’s existing equity holders are expected to hold over 60% of the issued and outstanding shares of common stock of the combined company.

The Board of Directors of AAC and the Board of Directors of X-energy have both unanimously approved the proposed transaction. The proposed transaction has also been approved by the requisite members of X-Energy. Completion of the transaction is subject to customary closing conditions, including the approval of the AAC shareholders and the receipt of certain governmental and regulatory approvals. The transaction is expected to be completed in the second quarter of 2023.

Upon the closing of the transaction, the combined company will be named X-Energy, Inc., and its common equity securities and warrants will be listed on the New York Stock Exchange.

For a summary of the material terms of the transaction, as well as a copy of the business combination agreement and supplemental investor presentation, please see the Current Report on Form 8-K to be filed by AAC with the U.S. Securities and Exchange Commission (the “SEC”) available at www.sec.gov, on AAC’s website at www.aresacquisitioncorporation.com and on X-energy’s website at www.x-energy.com/investors. Additional information about the proposed transaction will be described in the registration statement relating to the transaction, which AAC will file with the SEC.

Advisors

Guggenheim Securities, LLC is acting as financial advisor and Latham & Watkins LLP is acting as legal advisor to X-energy.

Moelis & Company LLC is acting as financial advisor and Kirkland & Ellis LLP is acting as legal advisor to AAC.

Ocean Tomo, a part of J.S. Held, acted as financial advisor to the Special Committee of the Board of Directors of AAC.

UBS Securities LLC and Citigroup Global Markets Inc. are serving as capital markets advisors to AAC and Ropes & Gray LLP is acting as legal advisor to the capital markets advisors.

Investor Conference Call

X-energy and AAC will host a joint investor conference call to discuss the business combination and the proposed transaction today, December 6, 2022 at 8:30 AM ET.

To listen to the conference call via telephone dial 1-877-407-9208 (U.S.) or 1-201-493-6784 (international) and enter the conference ID number 13734640. To listen to the webcast, please click here. A telephone replay will be available until Thursday December 20, 2022 at 1-844-512-2921 using the conference ID number 13734640.

For Investor Relations, including a copy of the presentation as filed with the SEC, please visit the X-energy website at www.X-energy.com/investors, or the AAC website at www.aresacquisitioncorporation.com or the SEC’s website at www.sec.gov.

About X Energy Reactor Company, LLC.

X Energy Reactor Company, LLC (“X-energy”) is a leading developer of small modular nuclear reactor and fuel technology for clean energy generation that is redefining the nuclear energy industry through its development of safer and more efficient advanced small modular nuclear reactors and proprietary fuel to deliver reliable, zero-carbon and affordable energy to people around the world. X-energy’s simplified, modular and intrinsically safe SMR design greatly expands applications and markets for deployment of nuclear technology and drives enhanced safety, lower cost and faster construction timelines when compared with other SMRs and conventional nuclear. For more information, visit x-energy.com or connect with us on Twitter or LinkedIn.

About Ares Acquisition Corporation

Ares Acquisition Corporation (NYSE: AAC) (“AAC”) is a special purpose acquisition company (SPAC) affiliated with Ares Management Corporation, formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination. AAC is seeking to pursue an initial business combination target in any industry or sector in North America, Europe or Asia. For more information about AAC, please visit www.aresacquisitioncorporation.com.

Additional Information and Where to Find It

This press release relates to a proposed transaction between X-energy and AAC (the “Business Combination”). This press release does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the Business Combination, AAC will file a registration statement on Form S-4 (the “Registration Statement”) with the SEC, which will include a preliminary proxy statement/prospectus to be distributed to holders of AAC’s ordinary shares in connection with AAC’s solicitation of proxies for the vote by AAC’s shareholders with respect to the Business Combination and other matters as described in the Registration Statement, as well as a prospectus relating to the offer of securities to be issued to X-energy equity holders in connection with the Business Combination. After the Registration Statement has been filed and declared effective, AAC will mail a copy of the definitive proxy statement/prospectus, when available, to its shareholders. The Registration Statement will include information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to AAC’s shareholders in connection with the Business Combination. AAC will also file other documents regarding the Business Combination with the SEC. Before making any voting decision, investors and security holders of AAC and X-energy are urged to read the Registration Statement, the proxy statement/prospectus contained therein, and all other relevant documents filed or that will be filed with the SEC in connection with the Business Combination as they become available because they will contain important information about the Business Combination.

Investors and security holders will be able to obtain free copies of the Registration Statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by AAC through the website maintained by the SEC at www.sec.gov. In addition, the documents filed by AAC may be obtained free of charge from AAC’s website at www.aresacquisitioncorporation.com or by written request to AAC at Ares Acquisition Corporation, 245 Park Avenue, 44th Floor, New York, NY 10167.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the federal securities laws with respect to the business combination, including statements regarding the benefits of the business combination, the anticipated timing of the business combination, the markets in which X-energy operates and X-energy’s projected future results. X-energy’s actual results may differ from its expectations, estimates and projections (which, in part, are based on certain assumptions) and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. Although these forward-looking statements are based on assumptions that X-Energy and AAC believe are reasonable, these assumptions may be incorrect. These forward-looking statements also involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Factors that may cause such differences include, but are not limited to: (1) the outcome of any legal proceedings that may be instituted in connection with any proposed business combination; (2) the inability to complete any proposed business combination or related transactions; (3) inability to raise sufficient capital to fund our business plan, including limitations on the amount of capital raised in any proposed business combination as a result of redemptions or otherwise; (4) delays in obtaining, adverse conditions contained in, or the inability to obtain necessary regulatory approvals or complete regulatory reviews required to complete any business combination; (5) the risk that any proposed business combination disrupts current plans and operations; (6) the inability to recognize the anticipated benefits of any proposed business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain key employees; (7) costs related to the proposed business combination; (8) changes in the applicable laws or regulations; (9) the possibility that X-Energy or X-Energy, Inc. may be adversely affected by other economic, business, and/or competitive factors; (10) the ongoing impact of the global COVID 19 pandemic; (11) economic uncertainty caused by the impacts of the conflict in Russia and Ukraine and rising levels of inflation and interest rates; (12) the ability of X-Energy to obtain regulatory approvals necessary for it to deploy its small modular reactors in the United States and abroad; (13) whether government funding and/or demand for high assay low enriched uranium for government or commercial uses will materialize or continue; (14) the impact and potential extended duration of the current supply/demand imbalance in the market for low enriched uranium; (15) X-Energy’s business with various governmental entities is subject to the policies, priorities, regulations, mandates and funding levels of such governmental entities and may be negatively or positively impacted by any change thereto; (16) X-Energy’s limited operating history makes it difficult to evaluate its future prospects and the risks and challenges it may encounter; and (17) other risks and uncertainties separately provided to you and indicated from time to time described in filings and potential filings by X-Energy, AAC or X-Energy, Inc. with the U.S. Securities and Exchange Commission (the “SEC”).

The foregoing list of factors is not exhaustive. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by investors as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of AAC’s Annual Report on Form 10-K, its subsequent Quarterly Reports on Form 10-Q, the proxy statement/prospectus related to the transaction, when it becomes available, and other documents filed (or to be filed) by AAC from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. These risks and uncertainties may be amplified by the conflict between Russia and Ukraine, rising levels of inflation and interest rates and the ongoing COVID 19 pandemic, which have caused significant economic uncertainty. Forward-looking statements speak only as of the date they are made. Investors are cautioned not to put undue reliance on forward-looking statements, and X-Energy and AAC assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by securities and other applicable laws.

Participants in the Solicitation

AAC and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from AAC ’s shareholders, in favor of the approval of the proposed transaction. For information regarding AAC’s directors and executive officers, please see AAC’s Annual Report on Form 10-K, its subsequent Quarterly Reports on Form 10-Q, and the other documents filed (or to be filed) by AAC from time to time with the SEC. Additional information regarding the interests of those participants and other persons who may be deemed participants in the business combination may be obtained by reading the registration statement and the proxy statement/prospectus and other relevant documents filed with the SEC when they become available. Free copies of these documents may be obtained as described in the preceding paragraph.

Contacts

X-energy

Investors:

XenergyIR@icrinc.com

Media:

XenergyPR@icrinc.com

Ares Acquisition Corporation

Investors:

Carl Drake and Greg Mason

+1-888-818-5298

IR@AresAcquisitionCorporation.com

Media:

Jacob Silber

+1-212-301-0376 or

Brittany Cash

+1-212-301-0347

media@aresmgmt.com